STRUCTURED MORTGAGE TRUST 1997-1


                                 TRUST AGREEMENT


                                      Among

                           ASSET INVESTORS CORPORATION
                                  as Depositor,


                  ASSET INVESTORS SECURED FINANCING CORPORATION


                                       and

                            WILMINGTON TRUST COMPANY,
                                as Owner Trustee





                           dated as of March 26, 1997




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ARTICLE I - DEFINITIONS

                1.01       Definitions........................................1
                1.02       Indenture Definitions..............................4


ARTICLE II - ORGANIZATION

                2.01       Name of the Trust; Statement of
                           Intent.............................................4
                2.02       Office.............................................5
                2.03       Declaration of Trust...............................5
                2.04       Purpose and Powers.................................5
                2.05       Transfer of Additional Trust
                           Property to the Trust..............................5
                2.06       Acknowledgment of Receipt of
                           Trust Property by Owner Trustee....................6
                2.07       Representations, Warranties and
                           Covenants of the Depositor.........................6
                2.08       Representations and Warranties of
                           WTC ...............................................8
                2.09       Execution of the Purchase
                           Agreement..........................................9
                2.10       Liability of Holders of Trust
                           Certificates.......................................10


ARTICLE III - CONCERNING THE OWNERS

                3.01       Ownership Prior to Closing Date....................10
                3.02       Issuance of Trust Certificates.....................10
                3.03       Transfer of Trust Certificates.....................10
                3.04       Mutilated, Destroyed, Lost or
                           Stolen Trust Certificates..........................13


ARTICLE IV - CONCERNING THE AGENT

                4.01       Appointment as Agent...............................14
                4.02       Instructions to Owner Trustee......................14
                4.03       Direction of Agent.................................15
                4.04       Replacement of Agent...............................15
                4.05       No Agent...........................................15


ARTICLE V - PAYMENTS AND DISTRIBUTIONS

                5.01       Payments...........................................15
                5.02       Method of Payment..................................16
                5.03       Reports............................................16


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ARTICLE VI - DUTIES OF THE OWNER TRUSTEE

                6.01       Issuance of the Notes..............................17
                6.02       In General.........................................17
                6.03       Right of Owner Trustee to Request
                           Instructions.......................................17
                6.04       Activities of the Trust............................18
                6.05       No Duties Except As Specified in
                           Agreement or Instructions..........................18
                6.06       No Action Except Under Specified
                           Documents or Instructions..........................19
                6.07       Further Assurances.................................19
                6.08       Restrictions.......................................19
                6.09       Books and Records..................................19
                6.10       Communication with Owners..........................19


ARTICLE VII - CONCERNING THE OWNER TRUSTEE

                7.01       Acceptance of Trusts and Duties....................20
                7.02       Furnishing of Documents............................22
                7.03       [Reserved].........................................22
                7.04       No Segregation of Moneys;
                           No Interest........................................22
                7.05       Reliance; Employment of Agents
                           and Advice of Counsel..............................22
                7.06       Not Acting in Individual Capacity..................23
                7.07       Special Servicing and
                           Collateral Fund Agreements.........................23


ARTICLE VIII - INDEMNIFICATION BY OWNERS

                8.01       Trust Expenses.....................................24
                8.02       Indemnification....................................24
                8.03       Compensation.......................................25
                8.04       Lien on Trust Property.............................25


ARTICLE IX - TERMINATION OF TRUST AGREEMENT

                9.01       Termination of Trust
                           Agreement..........................................24


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

ARTICLE X - SUCCESSOR OWNER TRUSTEES AND ADDITIONAL TRUSTEES

         10.01  Resignation of Owner Trustee;
                           Appointment of Successor...........................26
         10.02  Appointment of Additional
                           Trustees...........................................28
         10.03  Amendments to Certificate
                           of Trust...........................................30

ARTICLE XI - MISCELLANEOUS

         11.01  Supplements, Amendments
                           and Waivers........................................30
         11.02  No Legal Title to Trust
                           Property in Owners.................................30
         11.03  Pledge of Collateral by Owner
                           Trustee is Binding.................................31
         11.04  Limitations on Rights of Others...............................31
         11.05  Non-Petition..................................................31
         11.06  Notices    31
         11.07  Authorization for Action Deemed to
                           be Given...........................................32
         11.08  Severability..................................................32
         11.09  Separate Counterparts.........................................32
         11.10  Successors and Assigns........................................32
         11.11  Headings   32
         11.12  Governing Law.................................................32



                                    EXHIBITS

EXHIBIT A:      Form of Trust Certificate

EXHIBIT B:      Form of Letter of Representations


                                    SCHEDULES

SCHEDULE A:     Description of the Securities
SCHEDULE B:     Description of the Assigned Indemnities


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



                           TRUST AGREEMENT relating to STRUCTURED MORTGAGE TRUST
1997-1, dated as of March 26, 1997, by and among ASSET INVESTORS CORPORATION, a Maryland corporation, as Depositor, ASSET INVESTORS SECURED FINANCING CORPORATION, a Delaware corporation and wholly-owned subsidiary of the Depositor (the "SPE") and WILMINGTON TRUST COMPANY, a banking corporation organized under the laws of the State of Delaware (in its individual capacity, "WTC").



                                    ARTICLE I

                                   DEFINITIONS

                1.01. Definitions. For all purposes of this Agreement, the following terms shall have the meanings set forth below.

                "Act" shall have the meaning set forth in Section 2.01.

                "Affiliate" of any Person means any other Person controlling, controlled by or under common control with such Person.

                "Agreement" means this Trust Agreement and any amendments or modifications hereof.

                "Authorized Officer" means, with respect to the Owner Trustee, any officer or representative of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to, and binding upon, the Trust and whose name appears on a list of such authorized officers and representatives furnished by the Owner Trustee to the Depositor and the Indenture Trustee, as such list may be amended or supplemented from time to time.

                "Business Day" means any day except a Saturday, Sunday or other day on which banking institutions in the State of Delaware are authorized by law or regulation to close.

                "Certificate Register" means the register maintained pursuant to
Section 3.03(a) hereof.

                "Closing Date" means March 27, 1997, or such other date as specified by the Depositor.

                "Collateral" means that portion of the Trust Property that will be granted to the Indenture Trustee from time to time pursuant to the terms of the Indenture and therefore will be subject to the Lien of the Indenture, as identified by the defined term "Trust Estate" in the Indenture.

                "Company/SPE Transfer Agreement" means the Agreement between Asset Investors Corporation and the SPE pursuant to which the Securities and certain other assets are transferred to the SPE.

                "Corporate Trust Office" means the office of the Owner Trustee located at Rodney Square North 1100 N. Market Street, Wilmington, Delaware 19890-0001.

                "Debtor Relief Laws" means any applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws relating to or affecting creditors' rights generally any court decisions with respect thereto and general principles of equity.

                "Depositor"  means  Asset  Investors  Corporation,   a  Maryland
corporation, and its successors and assigns.

                "Depository Agreement" means the Letter of Representa- tions to the Depository Trust Company in connection with the Notes.

                "Distribution Date" means the Business Day following each Payment Date as defined in the Indenture.

                "Fiscal Year" shall mean from each January l to the following December 31.

                "Grant" and variants thereof has the meaning specified in the Indenture.

                "Indemnified  Expenses"  shall  have the  meaning  set  forth in
Section 8.02.

                "Indenture" means the Indenture dated March 27, 1997, between the Trust and the Indenture Trustee which provides for the issuance of the Notes, and the Indenture as it may be amended or supplemented from time to time.

                "Indenture Trustee" means the trustee under the Indenture, and any successor Person that shall have become the trustee under the Indenture.

                "Initial Purchaser" means Bear, Stearns & Co. Inc. as initial purchaser of the Notes pursuant to the Purchase Agreement".

                "Letter of Representations"  means the letter to be furnished by


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each purchaser of Trust  Certificates  in connection  with its purchase of Trust
Certificates substantially in the form of Exhibit C hereto.

                "Lien" means any lien, mortgage, security interest, pledge, charge, equity or claim of others or encumbrance of any kind.

                "Moody's"   means   Moody's  Investors  Service,  Inc.  and  its
successors.

                "Note Rate" means with respect to any Distribution Date the weighted average pass-through rate paid on the Notes pursuant to the terms of the Indenture and the Notes on the immediately preceding Payment Date (as defined in the Indenture).

                "Note Agreements" means the Indenture, the Notes, the Depository Agreement and the Purchase Agreement.

                "Noteholder" means the Person in whose name a Note is registered in the Note Register pursuant to Section 3.05 of the Indenture.

                "Notes" means the Collateralized Notes, Class A, Class B, Class C and Class D, issued by the Trust acting through the Owner Trustee under the Indenture.

                "Owners" means the Depositor and its successors in interest as beneficiaries of the Trust pursuant to Article III.

                "Ownership Percentage" with respect to any Owner means the proportion (expressed as a percentage) of the ownership interest in the Trust held by such Owner.

                "Owner Trustee" means Wilmington Trust Company, not in its individual capacity but solely in its fiduciary capacity as owner trustee under this Agreement, and any successor owner trustee hereunder.

                "Payment Account" has the meaning specified in the Indenture.

                "Periodic Reports" means any reports or submissions that the Trust is required pursuant to the Indenture to make with respect to the Notes.

                "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.


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                "Purchase  Agreement" means the Purchase  Agreement  relating to the Notes among the Initial Purchaser, the Depositor and the Trust.

                "Secretary of State" means the office of the Secretary of State of the State of Delaware.

                "Securities" means the mortgaged-backed securities which are to be conveyed to the Trust under this Agreement as part of the Trust Property and which are set forth in Schedule A hereto.

                "SPE" means Asset Investors Secured Financing Corporation, a Delaware corporation which has been organized and is wholly owned by the Depositor.

                "Trust"  means  the  trust   established   by  this   Agreement,
designated as Structured Mortgage Trust 1997-1."

                "Trust Certificate" means a certificate evidencing the Ownership Percentage of an Owner substantially in the form annexed hereto as Exhibit A.

                "Trust Property" means all money, instruments and other property deposited in the Trust pursuant hereto, including all proceeds thereof. Notwithstanding the foregoing, "Trust Property" shall not include any amounts paid or payable to WTC pursuant to Article VIII.

                "WTC" means Wilmington Trust Company and any successor owner trustee hereunder, in its individual capacity and not as Owner Trustee.

                1.02. Indenture Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to them in the Indenture.


                                   ARTICLE II

                                  ORGANIZATION

                2.01. Name of Trust; Statement of Intent. The name of the Trust formed hereby shall be Structured Mortgage Trust 1997-1, in which name the Owner Trustee may conduct the business and affairs of the Trust, make and execute contracts and agreements on behalf of the Trust and sue and be sued on behalf of the Trust. It is the intention of the parties hereto that the Trust constitute a business trust under the Delaware Business Trust Act (12 Del.C. ' 3801 et


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seq.)(the "Act") and that this Agreement  constitute the governing instrument of the Trust under the Act. The Owner Trustee hereby is authorized to file a Certificate of Trust under said Act with the Secretary of State.

                2.02. Office. The office of the Trust shall be in care of the Owner Trustee, at the address set forth in Section 11.06 or at such other address as the Owner Trustee may designate by notice to the Owners.

                2.03. Declaration of Trust. WTC is hereby appointed to hold and agrees to hold the Trust Property as Owner Trustee in trust upon the terms and conditions and for the use and benefit of the holders of the Trust Certificates as herein set forth. The Owner Trustee hereby acknowledges that it has received the sum of $1.00 from the Depositor, such sum initially constitutes the Trust Property. Upon receipt of the additional Trust Property as provided in Section
2.05 and of proceeds from the sale of the Notes, the Trust shall repay such amount to the Depositor, shall issue the Trust Certificates as provided in
Section 3.02 and, thereafter the Depositor shall have no direct interest in the Trust.

                2.04. Purpose and Powers. (a) The purposes of the Trust are to issue and administer the Notes, to acquire and own the Collateral and to pledge the Collateral to support the Notes pursuant to the Indenture, all for the benefit of the Owners. The Trust shall not have power to perform any act or engage in any business or activity whatsoever except for the foregoing and as provided in clause (b) and any activity that is necessary, convenient or incidental to the foregoing and within the contemplation of the Indenture.

                (b) The Trust may acquire additional mortgaged-backed securities, pledge them to the Trustee and issue additional classes of notes; provided that prior to taking any such action, the Owner Trustee and the Trustee are provided with (i) an opinion of counsel to the effect that the Trust will not be treated as a taxable mortgage pool for federal income tax purposes, (ii) a written acknowledgement from Moody's that such action will not adversely affect its then rating of each Class of Notes, and (iii) a written acknowledgement from an investment banking firm that such action will not adversely affect the Class D Notes (if such Class of Notes is outstanding and is not then rated by Moody's).

                2.05. Transfer of Additional Trust Property to the Trust. As of the Closing Date, the SPE shall transfer to the Trust without recourse all its right, title and interest in and to (i) the Securities identified on Schedule A


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attached  hereto and all  distributions  payable thereon on and after the Pooled
Certificate Information Date, (ii) its rights under the Company/SPE Transfer Agreement and (iii) the indemnities described in Schedule B attached hereto. Legal title to all of the Trust Property shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Property to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be. The Trust Property shall be held for the common, equal and ratable use, benefit and security of all Persons who shall from time to time be Owners and without preference of any of the Owners over any of the others by reason of priority in the time of issue, sale or negotiation of the Trust Certificates held by such Owners.

                2.06. Acknowledgement of Receipt of Trust Property by Owner Trustee. The Owner Trustee agrees to acknowledge on behalf of the Trust, by executing a certificate to that effect, based on receipt of a certification by the Indenture Trustee, which may be in the form of a signed copy of the Indenture, the deposit of the Securities, with the Indenture Trustee referred to in Section 2.05 on the Closing Date.

                2.07. Representations, Warranties and Covenants of the Depositor and the SPE. (a) The Depositor and the SPE each hereby represents and warrants to the Owner Trustee that as of the date hereof and as of the Closing Date:

                (i) It is, and throughout the term of this Agreement will remain, a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has the corporate power and authority to perform its obligations under this Agreement;

                (ii) The execution, delivery and performance of this Agreement have been duly authorized by all requisite corporate action on its part;

                (iii) This Agreement has been duly executed and delivered and, assuming due authorization, execution, and delivery by WTC, will constitute its legal, valid and binding obligation, enforceable in accordance with its terms, except only as such enforcement may be limited by applicable Debtor Relief Laws;

                (iv) Its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not (A) violate its articles of incorporation or by-laws, and, to the best of its knowledge, after reasonable investigation, (B) violate any law or


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

        regulation, or any administrative or judicial decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which it is a party or which may be applicable to it or any of its assets;

                (v) To the best of its knowledge, after reasonable investigation, it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Depositor or its properties or might have consequences that would affect its performance hereunder;

                (vi) It is not a party to or bound by any agreement or instrument or subject to any articles of incorporation, by-laws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation which now or in the future may materially and adversely affect its ability to perform its obligations under this Agreement or which requires the consent of any third Person to the execution of this Agreement or the performance by it of its obligations under this Agreement;

                (vii) No litigation is pending or, to the best of its knowledge, threatened against it which might materially and adversely affect its entering into this Agreement or performing its obligations under this Agreement; and

                (viii) Upon the contribution, assignment or other transfer of any of the Trust Property to the Trust under this Agreement the Trust will have received good title thereto free and clear of any Lien, and the Trust will have the right to pledge and deliver the Collateral to the Indenture Trustee in accordance with the Indenture and Section 6.01 of this Agreement. Upon the pledge and delivery of the Collateral by the Trust to the Indenture Trustee in the manner contemplated by this Agreement and the Indenture, and assuming the validity and binding effect of the Indenture and relying as aforesaid and assuming no action by the Trust to grant any other Liens, the Indenture Trustee will have obtained a valid first security interest in the Collateral, prior to all other Liens;


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

                (b) The Depositor and the SPE hereby covenant that, so long as any of the Notes remain outstanding and any principal or interest thereon remains unpaid:

                (i) They will use their best efforts to cause the Trust to have good and marketable title to the Trust Property, free of all Liens (other than the Lien of the Indenture) and to have lawful authority to assign, transfer and pledge the Collateral to the Indenture Trustee;

                (ii) Immediately upon the transfer of the Trust Property to the Trust pursuant to this Agreement, they will make any appropriate notations on their respective records to indicate that the Trust Property has been transferred to the Trust pursuant to this Agreement, and, to the extent it constitutes Collateral, has been pledged by the Trust to the Indenture Trustee to secure payment of the Notes;

                (iii) If the Depositor or the SPE shall take any action which would cause the Trust to become an investment company which would be required to register under the Investment Company Act of 1940, they will use their best efforts to cause the Trust to be registered under such Act; and

                (iv) Without the prior consent of holders of 60% of the Voting Rights of each Class of outstanding Notes and the written confirmation from Moody's that such action will not adversely affect its then ratings of the Notes of any Class, the Depositor will not dispose of its ownership interest in the SPE and the SPE will not transfer its Trust Certificates.

                (c) The Depositor and the SPE hereby represent and warrant that, as of the date hereof and as of the Closing Date, the Trust is not and will not be required to register as an investment company under the Investment Company Act of 1940.

                2.08.   Representations   and  Warranties  of  WTC.  WTC  hereby
represents and warrants to the Depositor, as of the Closing Date, that:

                (i) WTC is a banking corporation organized under the laws of the State of Delaware, validly existing and in good standing under the laws of the State of Delaware;

                (ii) WTC has full power, authority and legal right to execute and deliver this Agreement and to perform its obligations under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement;


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                (iii) The  execution,  delivery and  performance  by WTC, in its individual capacity and in its capacity as Owner Trustee on behalf of the Trust, as the case may be, of this Agreement and the Indenture, and the issuance of the Notes and the Trust Certificates by the Trust acting through the Owner Trustee are within the corporate power of WTC, have been duly authorized by all necessary corporate action on the part of WTC (no action by its shareholders being required) and do not and will not (i) violate or contravene any judgment, injunction, order or decree binding on WTC, (ii) violate, contravene or constitute a default under any provision of the certificate of incorporation or by-laws of WTC or of any material agreement, contract, mortgage or other instrument binding on WTC or (iii) result in the creation or imposition of any Lien attributable to WTC on the Trust Property, other than as contemplated hereunder;

                (iv) No consent, approval, authorization or order of, or filing with, any court or regulatory, supervisory or governmental agency or body is required under Delaware law by or with respect to WTC in connection with the execution, delivery and performance by WTC, in its individual capacity and in its capacity as Owner Trustee on behalf of the Trust, as the case may be, of this Agreement or the Indenture or the issuance of the Notes and the Trust Certificates by the Trust acting through the Owner Trustee or the consummation by the Owner Trustee of the transactions contemplated hereby or thereby (except for the filing of the Certificate of Trust with the Secretary of State); and

                (v) This Agreement has been duly executed and delivered by the Owner Trustee and constitutes the legal, valid and binding obligation of the Owner Trustee, enforceable against the Owner Trustee in accordance with its terms, except as the enforcement hereof may be limited by applicable Debtor Relief Laws.

                2.09. Execution of the Purchase Agreement; Proceeds. The Owner Trustee is hereby authorized to execute the Purchase Agreement on behalf of the Trust. The Notes shall be issued on the Closing Date in accordance with the terms of the Indenture and the Purchase Agreement and shall be sold pursuant to the Purchase Agreement. The net proceeds of the sale of the Notes paid on the Closing Date shall be distributed by the Owner Trustee to the SPE or in accordance with its direction on the Closing Date by wire transfer.

                2.10. Liability of Holders of Trust Certificates. Each holder of Trust Certificates agrees to be severally liable with any other holders of Trust Certificates in proportion to their beneficial interests in the Trust for all


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fees,  expenses,  taxes,  indemnity  payments and other liabilities of the Trust
(other than the principal and interest on the Notes, for which holders of the Trust Certificates shall have no liability) to the extent not satisfied out of the Trust Property, in accordance with their terms, including those incurred by WTC in its individual capacity or as Owner Trustee, in the administration of the Trust hereunder, except that no holder of Trust Certificates shall be liable for any such liabilities arising prior to the date on which such holder acquired, or after the date on which such holder transferred in accordance with the terms hereof, its Trust Certificate, to the extent such fees, expenses, taxes, indemnity payments and other liabilities of the Indenture Trustee or the Owner Trustee or WTC, as the case may be, with respect to the Trust, are not paid out of the Trust Property.


                                   ARTICLE III

                              CONCERNING THE OWNERS

                3.01. Ownership Prior to Closing Date. The Depositor shall be the sole Owner of the Trust prior to the Closing Date. The Depositor shall pay organizational expenses of the Trust as they may arise. No Trust Certificate shall be issued to the Depositor to evidence its interest in the Trust.

                3.02. Issuance of Trust Certificates. (a) On the Closing Date, and in connection with the transfer of the Securities, the Owner Trustee, concurrently with the issuance of the Notes, shall issue a Trust Certificate or Trust Certificates in substantially the form attached hereto as Exhibit A, evidencing ownership of the entire beneficial interest in the Trust, to the SPE.

                (b) Each Trust Certificate shall be executed by manual signature on behalf of the Trust by an Authorized Officer of the Owner Trustee. Trust Certificates bearing the manual signature of an individual who was, at the time such signature was affixed, an Authorized Officer shall bind the Trust, notwithstanding that such individual has ceased to be an Authorized Officer prior to the delivery of such Trust Certificate or is not an Authorized Officer at the date of such Trust Certificates. Each Trust Certificate shall be dated the date of its issuance.

                3.03. Transfer of Trust Certificates. (a) The Depositor hereby appoints the Owner Trustee as registrar and transfer agent with respect to the Trust Certificates and the Owner Trustee hereby accepts such appointment. The

Owner Trustee shall keep at its Corporate Trust Office a register (the "Certificate Register") in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of the Trust Certificates and for transfers and exchanges of the Trust Certificates as herein provided. At the option of the Owners, Trust Certificates may be exchanged for other Trust Certificates of like percentage of beneficial interest in the Trust upon surrender to the Owner Trustee of the Trust Certificates to be exchanged. Whenever any Trust Certificates are so surrendered for exchange, the Owner Trustee shall execute and deliver the Trust Certificates which the Owner making the exchange is entitled to receive. Every Trust Certificate presented or surrendered for transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee, and duly executed by the Owner or his attorney duly authorized in writing. No transfer of a Trust Certificate shall be made if such transfer would violate any terms of this Agreement or the Letter of Representations nor shall any transfer be effective unless an appropriate entry has been made on the Certificate Register. A transfer of a Trust Certificate or part thereof shall not be effective unless the transferee shall have signed and delivered to the Owner Trustee an instrument containing the transferee's agreement to be bound by all the terms of this Agreement, together with evidence satisfactory to the Owner Trustee demonstrating the transferee's compliance with the requirements of subsection (c) of this Section 3.03. Further, before any Trust Certificates may be transferred to any Person, the Owner Trustee shall have received (i) the prior consent of holders of at least 60% of the Voting Rights of each Class of outstanding Notes and (ii) a written acknowledgement from Moody's that such action will not adversely affect its then rating of each Class of Notes. The Owners shall be entitled to all rights provided to them under this Agreement and shall be subject to the provisions and conditions contained in this Agreement and in the Trust Certificates.

                (b) No offer, sale, transfer or other disposition (including pledge) of any Trust Certificate shall be made by any Owner thereof unless registered under the Securities Act of 1933, as amended (the "1933 Act"), or an exemption from the registration requirements of the 1933 Act and any applicable state securities or "Blue Sky" laws is available and the holder (except the Depositor) and prospective transferee of the Trust Certificate each certify to the Owner Trustee, in writing, as to the facts surrounding the transfer.

                (c) Unless waived by the Owner Trustee (which waiver may be given without the consent of any holder of Trust Certificates), no offer, sale, transfer or other disposition (including pledge) of any Trust Certificate shall be made to any transferee unless (i) the net worth of the transferee is not less than the greater of (A) the product of $15,000,000 and the percentage ownership of the Trust by the transferee after the proposed transfer and (B) $5,000,000;
(ii) the transferee understands that the Trust Certificates will be offered in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future it decides to resell, pledge or otherwise transfer any Trust Certificates, such Trust Certificates may be resold, pledged or transferred only (a) to an institutional Accredited Investor as defined in Rule 5.01(a)(1)-(3) and (7) as promulgated under Regulation D under the Securities Act or pursuant to another exemption from the registration requirements of the Securities Act and any applicable state laws or (b) pursuant to an effective registration statement under the Securities Act; (iii) if the transferee is a corporation purchasing the Trust Certificates in the State of California, it has a net worth of at least $14,000,000 according to its most recent audited financial statement; and (v) the proposed transfer is not to the Indenture Trustee or its affiliates (as defined under the 1933 Act) or to a Rating Agency. The Owner Trustee may require appropriate evidence as to compliance with the foregoing conditions of transfer and the Owner Trustee shall be fully protected in relying on such evidence in making any transfer. The Owner Trustee shall not bear any of the costs associated with the transfer of the Trust Certificates.

        (d) If any legislation is enacted or regulation adopted which would result in the imposition of any tax on the Trust or the holders of the Notes, and, as a result, the Rating Agency advises that it intends to reduce the rating on any Class of the Notes below the rating for such Class specified in the Indenture, the then Owners shall be deemed to have agreed to an amendment, and, if requested, to sign such other documents as may be necessary, to the agreement by which they purchased the Trust Certificate, this Agreement and the Indenture, such amendment or other documents to be in such form as such Rating Agency may require so as to permit the Bonds to retain said rating.

        (e) Each Trust Certificate shall bear a legend setting forth restrictions on transferability substantially as follows: "THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 5.01(a)(1)-(3) AND

(7) UNDER REGULATION D UNDER THE SECURITIES ACT OR PURSUANT TO ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE LAW OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT. THE TRANSFER OF THIS INTEREST WILL NOT BE EFFECTIVE UNLESS THE TRANSFEREE HAS SIGNED AND DELIVERED TO THE ISSUER A LETTER OF REPRESENTATIONS SUBSTANTIALLY IN THE FORM SET FORTH AS EXHIBIT C TO THE TRUST AGREEMENT DATED AS OF MARCH 26, 1997, BY AND AMONG ASSET INVESTORS CORPORATION (THE "DEPOSITOR"), ASSET INVESTORS SECURED FINANCING CORPORATION AND WILMINGTON TRUST COMPANY, AS OWNER TRUSTEE. THIS TRUST CERTIFICATE MAY NOT BE TRANSFERRED WITHOUT THE CONSENT OF HOLDERS OF AT LEAST 60% of the VOTING RIGHTS OF EACH CLASS OF THE TRUSTS' COLLATERALIZED NOTES ISSUED PURSUANT TO THE INDENTURE DATED AS OF MARCH 27, 1997 BETWEEN THE TRUST AND STATE STREET BANK AND TRUST COMPANY, AS INDENTURE TRUSTEE, VOTING SEPARATELY, AND RECEIPT OF WRITTEN CONFIRMATION FROM MOODY'S INVESTORS SERVICE, INC. (OR ITS SUCCESSOR) THAT SUCH TRANSFER WILL NOT CAUSE IT TO DOWNGRADE OR WITHDRAW ITS THEN RATING OF ANY CLASS OF SUCH NOTES.

        (f) There shall be no fee charged with respect to the transfer or exchange of any Trust Certificate hereunder; provided, however, that the Owner Trustee may require the payment by the Owner of a sum sufficient to cover any tax or other governmental charge or other expenses (including the fees and expenses of the Owner Trustee) that may be imposed in relation to such transfer or exchange.

        (g) The Owner Trustee shall not be required to transfer, and the Certificate Registrar shall not be required to register, any transfer for a period of ten (10) days prior to any Distribution Date.

        (h) Notwithstanding anything contained herein to the contrary, the Owner Trustee shall not be responsible for ascertaining whether any transfer complies with the registration provisions or exemptions from the Securities act of 1933, as amended, the Securities Act of 1934, as amended, applicable state securities law or the Investment Company Act; provided, however, that if a certificate is specifically required to be delivered to the Owner Trustee by a purchaser or transferee of a Trust Certificate, the Owner Trustee shall be under a duty to examine the same to determine whether it conforms to the requirements of this Trust Agreement and shall promptly notify the party delivering the same if such certificate does not so conform.

                3.04. Mutilated, Destroyed, Lost or Stolen Trust Certificates. If (i) any mutilated Trust Certificate is surrendered to the Owner Trustee, or the Owner Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Trust Certificate, and (ii) there is delivered to the Owner Trustee such security or indemnity as may be required by it to save it harmless, then, in the absence of actual knowledge of a responsible officer in the Corporate Trust Administration Division of the Owner Trustee that such Trust Certificate has been acquired by a bona fide purchaser, the Owner Trustee shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Certificate, a new Trust Certificate of like tenor bearing the same issue number, with notations, if any, as the Owner Trustee shall determine upon surrender and cancellation of, and in exchange and substitution for, such mutilated Trust Certificate or in lieu of and in substitution for the Trust Certificate so lost, stolen or destroyed, and aggregate Ownership Percentage. In connection with the issuance of any new Trust Certificate under this Section 3.04, the Owner Trustee may require the payment by the Owner of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Owner Trustee) connected therewith. Any duplicate Trust Certificate issued pursuant to this Section 3.04 shall constitute complete and indefeasible evidence of ownership of a beneficial interest in the Trust, to the extent of the Ownership Percentage represented by the Trust Certificate, as if originally issued, whether or not the lost, stolen or destroyed Trust Certificate shall be found at any time.


                                   ARTICLE IV

                              CONCERNING THE AGENT

                4.01. Appointment as Agent. The Depositor shall act as agent for the Owners (in such capacity, the "Agent") until its resignation or removal pursuant to Section 4.04. The Agent shall have no responsibility under this Agreement other than to render the services called for hereunder in good faith. The Agent shall not be liable to the Owners, the Owner Trustee or any other Person except by reason of its acts or omissions to act which constitute bad faith, willful misconduct, gross negligence or reckless disregard of its duties under this Agreement.

                4.02.  Instructions to Owner Trustee.  The right to
(a) instruct the Owner Trustee pursuant to Section 6.03, (b) to agree to compensation for the Owner Trustee pursuant to Section 8.03, (c) to appoint a successor Owner Trustee or to remove the Owner Trustee pursuant to Section
10.01(a),  and (d) to consent to  amendments  and  waivers  pursuant  to Section

11.01, in each case as reserved to the Owners of Trust Certificates pursuant to this Agreement, shall be exercised by the Agent on behalf of the Owners of Trust Certificates. The Agent shall promptly respond to every request for instructions addressed to it by the Owner Trustee.

                4.03. Direction of Agent. In performing its duties hereunder, the Agent shall act in accordance with any written instruction signed on behalf of Owners holding, in the aggregate, a majority of the beneficial interest in the Trust and in so acting, to the extent the Agent acts in good faith in accordance with any such instruction received from such Owners, the Agent shall not be liable to any person.

                4.04. Replacement of Agent. The Agent may resign its duties at any time on notice to the Owners and the Owner Trustee. The Agent may be removed, and in the event of the removal or resignation of the Agent, a successor Agent will be appointed by Owners holding, in the aggregate, a majority of the ownership interest in the Trust. No such removal or resignation shall be effective until a successor Agent has been appointed and accepted such appointment, unless it is determined by the Owners that there shall be no Agent, and until a notice of such removal meeting the requirements of this section is delivered to the Owner Trustee.

                4.05. No Agent. If at any time there is no Agent appointed under this Article, Owners holding a majority of the ownership interests in the Trust shall give such directions or consents or take such other actions as are reserved herein to the Agent or to the Owners.


                                    ARTICLE V

                           PAYMENTS AND DISTRIBUTIONS

                5.01. Payments. Any amounts paid to the Owner Trustee by the Indenture Trustee pursuant to Section 12.01 of the Indenture, free and clear of the Lien of the Indenture, and any amounts received by the Owner Trustee in respect of the Trust Property, shall be applied in the following order:

                (a) to pay any amounts then due to the Owner Trustee or WTC as the case may be, under this Agreement; and

                (b)  to pay any current operating expenses of the Trust.

Any sums remaining after such application shall be distributed to the Owners, in proportion to their Ownership Percentages, promptly and no later than two Business Days after the date on which the Owner Trustee has knowledge of its receipt of such funds. If for any reason funds are not so distributed, the Agent shall have the right to direct their investment. All payments to be made under this Agreement by the Owner Trustee shall be made only from the income and proceeds of the Trust Property and only to the extent that the Owner Trustee has received such income or proceeds. WTC shall not be liable to the Owners or the Indenture Trustee or any other person for any amounts payable pursuant to this
Section 5.01 and, except as specifically provided herein, is not subject to any liability under this Agreement.

                5.02. Method of Payment. All amounts payable to an Owner pursuant to this Agreement will be paid by the Owner Trustee to the Owner or a nominee thereof by crediting the amount to be distributed to the Owner to an account maintained by the Owner with the Owner Trustee in immediately available funds or by transferring such amount in immediately available funds to a banking institution with bank wire transfer facilities for the account of the Owner, as instructed in writing from time to time by the Owner.

                5.03. Reports.  (a) Each payment to an Owner pursuant to Section
5.01 shall be accompanied by a report setting forth, for the related month and for each preceding month of the same Fiscal Year, the amounts, if any, received by the Owner Trustee together with their application.

                (b) The Owner Trustee will (i) cause to be prepared such annual or other reports, (ii) make such elections and file such tax returns relating to the Trust as may from time to time be required under any applicable state or Federal statute or rule or regulation thereunder and (iii) cause to be mailed to any Owner any or all of such tax returns when requested to do so by any such Owner or the Agent. It is the intention of the parties hereto that, for federal income tax purposes, the Trust shall be treated as a grantor trust under Part I, Subpart E of Subchapter J of the Code, and that the Owner Trustee shall file (or cause to be filed) tax returns consistent with characterization of the Trust as a grantor trust. The Owner Trustee shall be deemed to be in compliance with its obligations pursuant to this Section 5.03(b) if (i) the Trust enters into an agreement with Financial Asset Management LLC with respect to the preparation of tax returns relating to the Trust and (ii) it executes and delivers the reports and documents required hereunder.

                                   ARTICLE VI

                           DUTIES OF THE OWNER TRUSTEE

                6.01. Issuance of the Notes. In connection with the issuance of the Notes, the Owner Trustee is hereby authorized and directed:

                (a) to execute and deliver on behalf of the Trust the Depository Agreement, the Indenture, the Trust Certificates and the Notes;

                (b) to pledge on behalf of the Trust the Collateral to the Trustee as security for the Notes; and

                (c) to take whatever action shall be required to be taken by the Owner Trustee by the terms of, and subject to the terms of, this Agreement.

                6.02.  In General.  It shall be the duty of the Owner Trustee:

                (a)   to   discharge   (or   cause   to   be   discharged)   all
responsibilities assigned to it pursuant to the terms of this Agreement,

                (b)  to cause the preparation of any Periodic Reports, and

                (c) to administer the Trust in the interest of the Owners, in accordance with the express purpose and powers of the Trust and the provisions of this Agreement.

                6.03.  Right of Owner Trustee to Request Instructions.

                (a) The Owner Trustee shall take such action or shall refrain from taking such action under this Agreement as it shall be directed pursuant to a specific provision of this Agreement or, absent such a specific provision, as it shall be directed in a notice delivered by the Agent or the Owners holding in the aggregate a majority of the ownership interest in the Trust in accordance with Section 11.06 hereof. In connection with the following non-ministerial matters, the Owner Trustee shall not act unless it shall be directed in a notice delivered by the Agent or the Owners holding in the aggregate a majority of the ownership interest in the Trust in accordance with Section 11.06 hereof:

                         (i) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of the Noteholders is required;

                         (ii) the initiation of any claim or lawsuit by the Trust and the compromise of any claim or lawsuit brought by or against the Trust;

                         (iii) the appointment of successor Note Registrars, successor Paying Agents, successor Indenture Trustees, and any Indenture accountants pursuant to the Indenture;

                         (iv) the decision to remove the Indenture Trustee; and

                         (v) the decision to elect to redeem the Notes pursuant to Section 10.01 of the Indenture.

                (b) If in performing its duties under this Agreement the Owner Trustee (i) is unable to decide between alternative courses of action, or (ii) is unsure of the application of any provision of this Agreement, the Indenture or the Note Agreements, the Owner Trustee may deliver a notice to the Owners and the Agent in accordance with Section 11.06 requesting written instructions as to the course of action desired by them and the Owners shall make any determination required pursuant to this Section 6.03, as reflected in instructions to the Owner Trustee delivered in accordance with Section 11.06; provided, however, that if the Owner Trustee does not receive such instructions within 10 days after it has delivered such notice, or such shorter period of time set forth in such notice, it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement as it shall deem advisable and in the best interests of the Owners and the Owner Trustee shall not be liable for such action or inaction.

                6.04. Activities of Trust. The Trust shall not engage in any activities other than those required or authorized by the terms of this Agreement or the Indenture.

                6.05. No Duties Except as Specified in Agreement or Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment in respect of, register, record, sell, dispose of or otherwise deal with the Trust Property, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Trust or the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in written instructions pursuant to Section 6.03; and no implied duties or obligations shall be read into this Agreement against the Owner Trustee. WTC nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on any part of the Trust Property which are attributable to actions by or claims against WTC that are not related to the ownership of the Trust Property or the administration of the Trust Property or the transactions contemplated by this Agreement or the Note Agreements.

                6.06. No Action Except Under Specified Documents or Instructions. The Owner Trustee agrees that it will not manage, control, use, sell, dispose of or otherwise deal with the Trust Property except (i) as required by the terms of this Agreement, (ii) in accordance with the powers granted to, or the authority conferred upon, the Owner Trustee pursuant to this Agreement, or (iii) in accordance with the express terms hereof or in accordance with written instructions received by the Owner Trustee pursuant to Section 6.03.

                6.07. Further Assurances. Upon written request, the Owner Trustee shall execute and deliver all such other instruments, documents or certificates and take all such other actions as may be necessary or advisable in connection with the performance of its duties hereunder and the consummation of the transactions contemplated hereby.

                6.08. Restrictions. The Owner Trustee shall take no action (a) that is inconsistent with the purposes and powers of the Trust as set forth in
Section 2.04 or (b) if the Owner Trustee has been notified by the Agent or the Indenture Trustee that such action would cause or threaten to cause any nationally recognized statistical rating organization that has rated the Notes to downgrade the ratings of the Notes. Neither the Owners nor the Agent on behalf of the Owners shall direct the Owner Trustee to take action that would violate the provisions of this Section 6.08.

                6.09. Books and Records. The Owner Trustee shall keep proper books of record and account of all the transactions under this Agreement, including the Certificate Register, at its Corporate Trust Office, and such books and records shall be open to inspection by any Owner at all reasonable times during the usual business hours of the Owner Trustee.

                6.10. Communication with Owners. If an Owner (for purposes of this Section, an "Applicant") applies in writing to the Owner Trustee, and such application states that the Applicant desires to communicate with other Owners and is accompanied by a copy of the form of proxy or other communication which such Applicant proposes to transmit, then the Owner Trustee shall, within five Business Days after the receipt of such application, at its election, either:

                (1) afford such Applicant access to the Certificate Register maintained by the Owner Trustee in accordance with Section 3.03(a) hereof; or

                (2) inform such Applicant as to the approximate number of Owners whose names and addresses appear in the Certificate Register, and as to the approximate cost of mailing to such Owners the form of proxy or other communication, if any, specified in such application.

                If the Owner Trustee shall elect not to afford such Applicant access to the Certificate Register, the Owner Trustee shall, upon the written request of such Applicant, mail to each Owner whose name and address appears in the Certificate Register a copy of the form of proxy or other communications that is specified in such request with reasonable promptness after a tender to the Owner Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing. Each Owner acknowledges and agrees that the Owner Trustee shall incur no liability in connection with any information provided pursuant to this Section 6.10.


                                   ARTICLE VII

                          CONCERNING THE OWNER TRUSTEE

                7.01. Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform the same but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Property upon the terms of this Agreement. WTC shall not be answerable or accountable under any circumstances, except (i) for its own willful misconduct or gross negligence, (ii) in the case of the inaccuracy of any representation or warranty contained in Section 2.08,
(iii) for liabilities arising from the failure by WTC to perform obligations expressly undertaken by it in the last sentence of Section 6.05, or (iv) for taxes, fees or other charges on, based on or measured by any fees, commissions or compensation received by WTC in connection with any of the transactions contemplated by this Agreement or the Note Agreements. In particular, but not by way of limitation:

                (a) WTC shall not be liable for any error of judgment made in good faith by a responsible officer of the Owner Trustee;

                (b) No provision of this Agreement shall require WTC to expend or risk funds or otherwise incur any financial liability in the performance of any of the Owner Trustee's rights or powers hereunder, if WTC shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

                (c) Under no circumstance shall WTC be liable for indebtedness evidenced by any Notes;

                (d) [Reserved]

                (e) WTC shall not be responsible for or in respect of the recitals herein, the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor, the SPE or the Agent or for the form, character, genuineness, sufficiency, value or validity of any Collateral or for or in respect of the validity or sufficiency of the Indenture, and WTC shall in no event assume or incur any liability, duty or obligation to any Noteholder, the Depositor or to any Owner, other than as expressly provided for herein;

                (f) WTC shall not be under any obligation to appear in, prosecute or defend any action which in its opinion may require it to incur any out-of-pocket expense or any liability, unless it shall be furnished with such reasonable security and indemnity against such expense or liability as it may require, and any out-of-pocket cost of the Owner Trustee as a result of such actions shall be deductible from and a charge against the Trust Property to the extent that such Trust Property is not subject to the Lien of the Indenture. The Owner Trustee may, but shall be under no duty to, undertake such action as it may deem necessary at any and all times, without any further action by any Owner, to protect the Trust Property and the rights and interests of the Owners pursuant to the terms of this Agreement and the Indenture; provided, however, that WTC may obtain reimbursement for the out-of-pocket expenses and costs of such actions, undertakings or proceedings from the Trust Property to the extent that such portion of the Trust Property is not subject to the Lien of the Indenture;

                (g) Notwithstanding anything contained herein to the contrary, neither WTC nor the Owner Trustee shall be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or taking of any action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than the State of Delaware becoming payable by WTC; or (iii) subject WTC to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by WTC or the Owner Trustee, as the case may be, contemplated hereby.

                7.02. Furnishing of Documents. The Owner Trustee will furnish to the Agent, promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee hereunder or under the Note Agreements, unless the Owner Trustee reasonably believes a copy already has been furnished to the Agent.

                7.03. [Reserved]

                7.04. No Segregation of Moneys; No Interest. Except as otherwise provided herein or in the Indenture, moneys received by the Owner Trustee hereunder need not be segregated in any manner except to the extent required by law and may be deposited under such general conditions as may be prescribed by law, and neither the Owner Trustee nor WTC shall be liable for any interest thereon.

                7.05. Reliance; Employment of Agents and Advice of Counsel. (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate signed by the president or any vice president and by the treasurer or an assistant treasurer or the secretary or an assistant secretary of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

                (b) In its exercise or administration of the trusts and powers hereunder, including its obligations under Section 6.02(b) and any duties or obligations under the Indenture, the Owner Trustee may, at the expense of the Trust Property, employ agents, attorneys, accountants and auditors and enter into agreements with any of them, and WTC, in its individual capacity and in its capacity as Owner Trustee, shall not be answerable or accountable for the default or misconduct of any such agents, attorneys, accountants or auditors or for any action taken by the Owner Trustee in accordance with advice given as a result of such employment or consultation, if such agents, attorneys, accountants or auditors shall have been selected by the Owner Trustee with reasonable care.

                (c) In the administration of the trusts hereunder or in the performance of its duties and obligations under any of the Note Agreements, the Owner Trustee may act directly or, at the expense of the Trust Property, through agents or attorneys and may, at the expense of the Trust Property, consult with counsel, accountants, auditors and other skilled persons to be selected and employed by it, and the Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons and not contrary to this Agreement.

                7.06. Not Acting in Individual Capacity. Except as provided in this Article VII, in accepting the trusts hereby created WTC acts solely as trustee hereunder and not in its individual capacity, and all persons having any claim against the Owner Trustee by reason of the transactions contemplated by the Note Agreements shall look only to the Trust Property for payment or satisfaction thereof; provided, however, that nothing contained herein shall protect WTC or the Owner Trustee against any liability to which either would otherwise be subject by reason of or with respect to the matters contained in clauses (i) to (iv) of Section 7.01.

                7.07 Special Servicing and Collateral Fund Agreements. The Owner Trustee acknowledges for the benefit of each Servicer or Master Servicer under a Special Servicing Agreement to which AIC is a party and which relates to any of the Securities that it is not entitled to exercise any contractual rights under those various Special Servicing Agreements either prior to, or, if applicable, after any foreclosure upon the Collateral due to a default under the Notes, without the express prior written consent of such Servicer or Master Servicer.

                                  ARTICLE VIII

                                 INDEMNIFICATION

                8.01. Trust Expenses. The Owners, on a pro rata basis based upon their respective Ownership Percentages, shall pay (or reimburse WTC for) all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Owner Trustee (including without limitation the amounts set forth in clauses (a) through (d) of Section 5.01), to the extent not paid out of the Trust Property, in accordance with any of the provisions of this Agreement and the Note Agreements, including, without limitation, the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and duties under this Agreement and the Note Agreements.

                8.02. Indemnification. (a) On a pro rata basis based upon their respective Ownership Percentages, the Owners covenant to indemnify WTC for, and to hold it harmless against, any loss, liability, obligations, damages, penalties, taxes (excluding any taxes payable by WTC on or measured by any compensation for services rendered by the Owner Trustee under this Agreement), actions, claims, suits or out-of-pocket expenses or costs including the reasonable fees and expenses of counsel) of any kind and nature whatsoever incurred or arising out of or in connection with the acceptance or administration of this trust (the "Indemnified Expenses"), to the extent not paid out of the Trust Property, including the reasonable costs and out-of-pocket expenses of defending itself against any claim of liability in the premises, except for expenses resulting from the matters referred to in the proviso clause to Section 7.06 or for the Owner Trustee's failure to use ordinary care to dispense funds pursuant to Section 5.01. The indemnities under this Section 8.02 shall survive the termination of this Agreement.

                (b) The Owner Trustee shall not be required to take or refrain from taking any action under this Agreement or the Note Agreements (other than the giving of notices) unless WTC shall have been indemnified, in manner and form satisfactory to WTC, against any Indemnified Expenses which may be incurred or charged in connection therewith. The Owner Trustee shall not be required to take any action if WTC shall reasonably determine, or shall have been advised by counsel, that such action is likely to result in personal liability, or is contrary to the terms hereof or of any document contemplated hereby to which the Owner Trustee is a party or otherwise contrary to law.

                8.03. Compensation. WTC shall receive as compensation for the Owner Trustee's services hereunder a fee which shall be set forth in a separate agreement with the Depositor.

                8.04. Lien on Trust Property. WTC shall have a Lien on the Trust Property for any compensation or indemnity due hereunder, such Lien to be subject only to prior Liens of the Indenture, including the lien of the Indenture Trustee.


                                   ARTICLE IX

                         TERMINATION OF TRUST AGREEMENT

                9.01. Termination of Trust Agreement. (a) This Agreement and the trusts created hereby may be terminated by the Depositor at any time prior to the issuance of the Notes and the pledge of the Collateral pursuant to Section 6.01(b). This Agreement and the trusts created hereby shall terminate and the Trust Property shall, subject to the Indenture and Section 5.01 hereof, be distributed to the Owners in accordance with their respective Ownership Percentages, and this Agreement shall be of no further force or effect, upon the sale or other final disposition by the Indenture Trustee of all moneys or other property or proceeds of the Collateral and other assets otherwise held under and in accordance with the terms of the Indenture and by the Owner Trustee of all the Trust Property and the final distribution by the Owner Trustee in accordance with Section 5.01 hereof. The bankruptcy, death or incapacity of any Owner shall not operate to terminate this Agreement, nor entitle such Owner's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Property, nor otherwise affect the rights, obligations and liabilities of the parties hereto.

                (b) On any Payment Date on or after the date on which after taking into account payments of principal on such Payment Date the aggregate outstanding Note Principal Balance of the Notes is less than 25% of their original Note Principal Balance, Owners may direct the Owner Trustee to redeem, on behalf of the Trust, the Notes in whole but not in part. In addition, the Owners may direct the Owner Trustee to redeem, on behalf of the Trust, the Notes in whole, but not in part, at any time upon a determination, based upon an opinion of counsel, that the Notes of any Class will not be treated for federal income tax purposes as evidences of indebtedness. Any such redemption will be at a redemption price equal to the aggregate Note Principal Balance of the outstanding Notes and the amount of any expenses payable by the Trust. The

Owners may exercise their right to cause the redemption upon (i) the election of the Owners holding a majority of the ownership interests in the Trust and (ii) the payment by or on behalf of each Owner of such Owner's pro rata share of the purchase price. If the majority in interest of the Owners do not otherwise agree on the disposition of the Securities, the Securities will be assigned to the Owners, the Owner holding the largest Ownership Percentage will sell the Securities at market value, and any proceeds remaining after payment of the expenses of the Trust will first be applied to repay amounts provided to redeem the Notes and then will be paid to each Owner pro rata based on their respective interests in the Trust.

                (c) Except as provided in Section 9.01(a), neither the Depositor nor any Owner shall be entitled to revoke the Trust established hereunder.

                (d) Upon the winding up of the Trust and its termination the Owner Trustee shall cause the Certificate of Trust filed under the Act to be canceled by filing a Certificate of Cancellation with the Secretary of State.


                                    ARTICLE X

                SUCCESSOR OWNER TRUSTEES AND ADDITIONAL TRUSTEES

                10.01.  Resignation of Owner Trustee;  Appointment of Successor.
(a) The Owner Trustee may resign at any time without cause by giving at least 60 days' prior written notice to the Owners, such resignation to be effective on the acceptance of appointment by a successor Owner Trustee under Section 10.01(b). Upon receipt of such notice of resignation, the Owners shall use their best efforts promptly to appoint a successor Owner Trustee in the manner and meeting the qualifications hereinafter provided by written instrument or instruments delivered to such resigning Owner Trustee and the successor Owner Trustee. In addition, the Owners may at any time remove the Owner Trustee for its commission of a material breach of this Agreement by an instrument in writing delivered to the Owner Trustee, such removal to be effective upon the acceptance of appointment by a successor Owner Trustee under Section 10.01(b). In case of the resignation or removal of the Owner Trustee, the Owners may appoint a successor Owner Trustee by an instrument signed by the Owners. If a successor Owner Trustee shall not have been appointed within 30 days after the giving of written notice of such resignation or the delivery of the written instrument with respect to such removal, the Owner Trustee or the Owners may apply to any court of competent jurisdiction to appoint a successor Owner Trustee to act until such time, if any, as a successor shall have been appointed as above provided. Thereupon, such court may appoint a successor Owner Trustee as it may deem proper. Any successor Owner Trustee so appointed by such court shall immediately and without further act be superseded by any successor Owner Trustee appointed as above provided within one year from the date of the appointment by such court.

                (b) Any successor Owner Trustee, however appointed, shall promptly execute and deliver to the predecessor Owner Trustee an instrument accepting such appointment, and thereupon such successor Owner Trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Owner Trustee in the trusts hereunder with like effect as if originally named the Owner Trustee herein and shall be bound by all the terms and conditions of this Agreement. Nevertheless, upon the written request of such successor Owner Trustee, and following the receipt of any compensation or indemnity due hereunder, such predecessor Owner Trustee shall execute and deliver an instrument transferring to such successor Owner Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, duties and trusts of such predecessor Owner Trustee, and such predecessor Owner Trustee shall duly assign, transfer, deliver and pay over to such successor Owner Trustee all of the Trust Property then held or subsequently received by such predecessor Owner Trustee together with all necessary instruments of transfer and assignments or other documents properly executed necessary to effect such transfer and such of the records or copies thereof maintained by the predecessor Owner Trustee who shall thereupon be discharged from all duties and responsibilities under this Agreement. Any resignation or removal of an Owner Trustee and appointment of a successor Owner Trustee shall become effective upon acceptance of appointment by the successor Owner Trustee.

                (c) Any successor Owner Trustee, however appointed, shall be a bank or trust company incorporated and doing business within the United States of America, having its principal place of business in the State of Delaware and having a combined capital and surplus of at least $50,000,000, if there be such an institution willing, able and legally qualified to perform the duties of the Owner Trustee hereunder upon reasonable or customary terms.

                (d) Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation to which substantially all the corporate trust business of the Owner Trustee may be transferred, shall, subject to the terms of
Section 10.01(c), be the Owner Trustee under this Agreement without further act.

                10.02. Appointment of Additional Trustees. (a) At any time or times, for the purpose of meeting any legal requirements of any jurisdiction in which any of the Trust Property may at the time be located, or in the event that the Owner Trustee is unwilling to perform any act in any jurisdiction other than the State of Delaware, the Owner Trustee shall have the power to appoint one or more individuals or corporations either to act as co-trustee or co-trustees jointly with the Owner Trustee or to act as separate trustee or separate trustees and to vest in such person or persons, in such capacity, such title to the Trust Property or any part thereof, and such rights, powers, duties, trusts or obligations as may be necessary for the Trust to carry out the purposes hereunder, subject to the remaining provisions of this Section 10.02.

                (b) Unless otherwise provided in the instrument appointing such co-trustee or separate trustee, every co-trustee or separate trustee shall, to the extent permitted by law, be appointed subject to the following terms, namely:

                         (i) All rights,  powers, trusts, duties and obligations
                conferred by this Agreement upon the Owner Trustee in respect of the custody, control or management of moneys, papers, securities and other personal property shall be exercised solely by the Owner Trustee;

                         (ii) All rights, powers, trusts, duties and obligations
                conferred or imposed by this Agreement upon the trustees shall be conferred or imposed upon and exercised or performed by the Owner Trustee, or by the Owner Trustee and such co-trustee or co-trustees, or separate trustee and separate trustees jointly, except to the extent that, under the law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, or in the event that the Owner Trustee is unwilling to perform any act in any jurisdiction other than the State of Delaware, in which event such act or acts shall be performed by such co-trustee or co-trustees or separate trustee or separate trustees alone;

                         (iii) Any  request in  writing by the Owner  Trustee to
                any co-trustee or separate trustee to take or refrain from taking any action hereunder shall be sufficient warrant for the taking, or the refraining from taking, of such action by such co-trustee or separate trustee;

                         (iv) Any  co-trustee or separate  trustee to the extent
                permitted by law may delegate to the Owner Trustee the exercise of any right, power, trust, duty or obligation, discretionary or otherwise;

                         (v) The Owner  Trustee at any time, by an instrument in
                writing may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section 10.02. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section 10.02;

                         (vi) Neither the Owner  Trustee nor any  co-trustee  or
                separate trustee appointed hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder selected by it with reasonable care;

                         (vii) Any demand, request, direction, appointment, removal, notice, consent, waiver or other action in writing executed by the Owners and delivered to the Owner Trustee shall be deemed to have been delivered to each such co-trustee or separate trustee; and

                         (viii) Any moneys, papers, securities or other items of
                personal property received by any such co-trustee or separate trustee hereunder shall forthwith, so far as may be permitted by law, be turned over to the Owner Trustee to be held pursuant to the terms hereof.

                (c) Upon the acceptance in writing of such appointment by any such co-trustee or separate trustee, it or he shall be vested with the estate, right, title and interest in the Trust Property, or portion thereof, and with such rights, powers, duties, trusts or obligations, jointly or separately with the Owner Trustee, as set forth herein or otherwise, all as shall be specified in the instrument of appointment, subject to all the terms hereof. Every such acceptance shall be filed with the Owner Trustee.

                (d) In case any co-trustee or separate trustee shall die, become incapable of acting, resign or be removed, the estate, right, title and interest in the Trust Property and all rights, powers, trusts, duties and obligations of said co-trustee or separate trustee shall, so far as permitted by law, vest in and be exercised by the Owner Trustee unless and until a successor co-trustee or separate trustee shall be appointed pursuant to this Section 10.02.

                10.03 Amendments to Certificate of Trust. Upon the change in identity of any of the Trustees as provided for in this Article X, the Trustees shall cause an amendment to the Certificate of Trust filed under the Act to be filed with the Secretary of State of the State of Delaware indicating the change with respect to such Trustee's identity.


                                   ARTICLE XI

                                  MISCELLANEOUS

                11.01. Supplements, Amendments and Waivers. (a) At the written request of Owners holding, in the aggregate, not less than 66-2/3% of the ownership interest in the Trust, amendments of, or waivers of compliance with, any provisions of this Agreement (other than Sections 2.04, 2.10, 3.03, 9.01 and 11.02, which, after the sale and issuance of the Notes, shall also require the consent of holders of not less than 66-2/3% of the Note Principal Balance of the Notes then Outstanding) shall be effected by a written instrument signed by the Owner Trustee and all of such Owners, but if in the opinion of the Owner Trustee any instrument required to be so executed adversely affects any right, duty or liability of, or immunity or indemnity in favor of, the Owner Trustee under this Agreement or any of the documents contemplated hereby to which the Owner Trustee is a party, or would cause or result in any conflict with or breach of any terms, conditions or provisions of, or default under, the charter documents or by-laws of the Owner Trustee or any document contemplated hereby to which the Owner Trustee is a party, or would violate the fundamental purpose of the Trust, the Owner Trustee may in its sole discretion decline to execute such instrument.

                (b) Prior to the execution of any amendment, supplement or waiver to this Agreement, the Owner Trustee shall be entitled to obtain (at the expense of the Trust Property) an opinion of counsel as to whether such proposed amendment, supplement or waiver is permitted by the terms hereof.

                11.02. No Legal Title to Trust Property in Owners. The Owners shall not have legal title to any part of the Trust Property and shall only be entitled to receive distributions with respect to their undivided beneficial interest therein pursuant to Section 5.01. No transfer, by operation of law or otherwise, of any right, title and interest of the Owners in and to their undivided beneficial interests in the Trust Property or hereunder shall operate to terminate this Agreement or the trusts hereunder or entitle any successor or transferee to an accounting or to the transfer to it of legal title to any part of the Trust Property.

                11.03. Pledge of Collateral by Owner Trustee is Binding. The pledge of the Collateral to the Indenture Trustee by the Trust made under the Indenture and pursuant to the terms of this Agreement shall bind the Owners and shall be effective to transfer or convey the rights of the Trust and the Owners in and to such Collateral to the extent set forth in the Indenture. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such pledge or as to the application of any proceeds with respect thereto by the Owner Trustee.

                11.04. Limitations on Rights of Others. Nothing in this Agreement, whether express or implied, shall be construed to give to any person other than WTC or the Owner Trustee, as the case may be, and the Owners any legal or equitable right in the Trust Property or under or in respect of this Agreement or any covenants, conditions or provisions contained herein; provided; however, that the Trustee and the Noteholders are third party beneficiaries hereof.

                11.05. Non-Petition. Each of the Depositor, the SPE and WTC agrees that it will not seek to commence a case under the Bankruptcy Code or similar law against the Trust prior to one year and one day after the Notes have been paid in full. The provisions of this paragraph shall survive any termination of this Agreement.

                11.06. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and delivered by hand or mailed by certified mail, postage prepaid, if to the Owner Trustee, addressed to 1100 N. Market Street, Rodney Square North, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration, or to such other address as the Owner Trustee may have set forth in a written notice to the Owners and to the Agent; if to the Agent, addressed to it at Asset Investors Corporation, 3600 South Yosemite Street, Denver, Colorado 80237 Attention: President or such other address as the Agent may have furnished to the Owner Trustee and the Owners; and if to an Owner, addressed to it at the address set forth for such Owner in the register maintained by the Owner Trustee. Whenever any notice in writing is required to be given by the Owner Trustee, such notice shall be deemed given and such requirement satisfied if such notice is mailed by certified mail, postage prepaid, addressed as provided above.


                11.07. Authorization for Action Deemed to be Given. Any action taken by the Owner Trustee pursuant to this Agreement in the presence of the Depositor, the Agent or their respective counsel, whether with or without written instructions directing the Owner Trustee to take such action, shall be conclusively deemed to be authorized and taken under the direction of the Depositor or the Agent, as the case may be.

                11.08. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                11.09. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                11.10. Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, WTC, the Owner Trustee, each Owner and their respective successors and assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by an Owner shall bind the successors and assigns of such Owner.

                11.11. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                11.12. Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of Delaware, including all matters of construction, validity and performance.

                IN WITNESS WHEREOF, the parties hereto have caused this Deposit Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                  WILMINGTON TRUST COMPANY

                                  By: /s/ W. Chris Sponenberg
                                     ----------------------------------
                                      Name:  W. Chris Sponenberg
                                     Title:  Senior Financial Services Officer

                                  ASSET INVESTORS CORPORATION


                                  By: /s/ Kevin Nystrom
                                     ----------------------------------
                                      Name:  Kevin Nystrom
                                     Title:  Senior Vice President and Chief
                                             Financial Officer


                                  ASSET INVESTORS SECURED FINANCING CORPORATION

                                  By: /s/ Kevin Nystrom
                                     ----------------------------------
                                      Name:  Kevin Nystrom
                                     Title:  Vice President, Secretary and
                                             Treasurer